UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

LINCOLN ELECTRIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

0-1402
(Commission File Number)

Ohio (State or other jurisdiction of incorporation)	34-1860551 (I.R.S. Employer Identification No.)

22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)

(216) 481-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to the Supplemental Executive Retirement Plan, Deferred Compensation Plan for Executives, and Non-Employee Directors’ Deferred Compensation Plan

On December 1, 2004, Lincoln Electric Holdings, Inc. (the “Company”) amended its Supplemental Executive Retirement Plan (amended and restated as of March 1, 2002) (the “SERP”), Deferred Compensation Plan for Executives (amended and restated as of January 1, 2004) (the “Executive Deferred Compensation Plan”), and Non-Employee Directors’ Deferred Compensation Plan (amended and restated as of January 1, 2004 ) (the “Non-Employee Director Deferred Compensation Plan”) (the SERP, the Executive Deferred Compensation Plan and the Non-Employee Director Deferred Compensation Plan are collectively referred to as the “Plans”) in response to the adoption of the American Jobs Creation Act of 2004 (the “Act”), which significantly changed the federal tax law applicable to amounts deferred under the Plans after December 31, 2004. Pursuant to the amendments, each effective December 31, 2004, future benefit accruals under the Plans were frozen. As the amendments were intended to preserve the “grandfather” provisions of Section 885(d) of the Act, all benefit accruals vested prior to January 1, 2005 will continue to be governed by the law applicable to non-qualified deferred compensation prior to the addition of Section 409A of the U.S. Internal Revenue Code (the “Code”) created by the Act. The Company is currently considering reinstating future benefit accruals.

The foregoing is a summary of the terms and conditions of the amendments and not a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of Amendment No. 3 to the SERP, Amendment No. 1 to the Executive Deferred Compensation Plan, and Amendment No. 1 to the Non-Employee Director Deferred Compensation Plan, which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

2005 Deferred Compensation Plan for Executives

On December 30, 2004, the Company adopted the 2005 Deferred Compensation Plan for Executives (the “New Executive Deferred Compensation Plan”). The New Executive Deferred Compensation Plan is intended to operate as the Company’s ongoing non-qualified deferred compensation plan and to comply with new Section 409A of the Code created by the Act.

The purpose of the New Executive Deferred Compensation Plan is to aid in attracting and retaining employees of exceptional ability. The New Executive Deferred Compensation Plan is intended to be a “top-hat” plan in that it is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201, 301, and 401 of the Employee Retirement Income Security Act of 1974 (“ERISA”). Under the plan, participants may elect to defer a specified dollar amount or percentage of their current salary and bonus compensation, provided that the deferral amount under the plan and the Company’s Employee Savings Plan shall not exceed 80% of the employee’s base salary plus 80% of the employee’s bonus with respect to the deferral period. Deferred compensation is credited to the appropriate participant’s account and the Company withholds any amounts required to be withheld by federal, state, or local laws. Participants may elect to receive distributions of deferred compensation for any deferral period in a single lump sum payment on a date which is at least one year after the date of such deferral period. Participants may also elect to receive distributions following retirement or death, whereby participants can elect to receive payments in 5, 10, or 15 annual installments or in a single lump sum payment, subject to certain limitations.

The foregoing is a summary of the terms and conditions of the New Executive Deferred Compensation Plan and not a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the New Executive Deferred Compensation Plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Effective December 30, 2004, The Lincoln Electric Company Executive Benefit Plan dated November 1, 1997 (the “Executive Benefit Plan”), which had been frozen since 2002, was terminated, primarily in response to the adoption of the American Jobs Creation Act of 2004 (the “Act”).

Under the Executive Benefit Plan, certain of the Company’s employees, including the Chief Executive Officer and the four other highest paid executive officers, were entitled to receive a cash payment if there was a “change in control” of the Company, as defined in the plan, and certain employment conditions were satisfied. Benefits payable under the plan were to be offset by benefits payable under the Deferred Compensation Plan for Executives (amended and restated as of January 1, 2004) (the “Executive Deferred Compensation Plan”) and, for certain individuals, the Supplemental Executive Retirement Plan (amended and restated as of March 1, 2002) (the “SERP”). The Company established trusts to hold the employees’ accounts under the Executive Benefit Plan and funded the trusts with amounts sufficient to pay the benefits through 2002. After December 31, 2002, no participants were added to the Executive Benefit Plan and no additional funding occurred under the plan. The assets formerly held under the Executive Benefit Plan were valued at approximately $20 million as of the date of termination and consisted primarily of corporate-owned life insurance.

There was no financial statement impact and no early termination penalties were incurred in connection with the termination of the Executive Benefit Plan.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment No. 3 to the Supplemental Executive Retirement Plan (as amended and restated as of March 1, 2002) with respect to the American Jobs Creation Act of 2004.

10.2	Amendment No. 1 to the Deferred Compensation Plan for Executives (as amended and restated as of January 1, 2004) with respect to the American Jobs Creation Act of 2004.

10.3	Amendment No. 1 to the Non-Employee Directors’ Deferred Compensation Plan (amended and restated as of January 1, 2004) with respect to the American Jobs Creation Act of 2004.

10.4	2005 Deferred Compensation Plan for Executives dated December 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC
Date: January 31, 2005	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.

INDEX TO EXHIBITS

Exhibit No.	Exhibit
10.1	Amendment No. 3 to the Supplemental Executive Retirement Plan (as amended and restated as of March 1, 2002) with respect to the American Jobs Creation Act of 2004.

10.2	Amendment No. 1 to the Deferred Compensation Plan for Executives (as amended and restated as of January 1, 2004) with respect to the American Jobs Creation Act of 2004.

10.3	Amendment No. 1 to the Non-Employee Directors’ Deferred Compensation Plan (amended and restated as of January 1, 2004) with respect to the American Jobs Creation Act of 2004.

10.4	2005 Deferred Compensation Plan for Executives dated December 30, 2004.